12

                                                                       Exhibit 1

                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them the statement on Schedule 13G to which this agreement is attached as an exhibit.

      The undersigned further agree that each party hereto is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided, however, that no party is responsible for the completeness or accuracy of the information concerning any other party making the filing, unless such party knows or has reason to believe that such information is inaccurate.

      IN WITNESS WHEREOF, the parties have executed this Joint Filing Agreement on February 13, 2006.

                                   PASSPORT MASTER FUND, LP

                                        By: PASSPORT HOLDINGS, LLC
                                            as General Partner

                                        By: PASSPORT CAPITAL, LLC,
                                            as Managing Member

                                        By:   /s/ JOHN BURBANK
                                            -----------------------------
                                            John Burbank
                                            Managing Member

                                   PASSPORT MASTER FUND II, LP

                                        By: PASSPORT HOLDINGS, LLC
                                            as General Partner

                                        By: PASSPORT CAPITAL, LLC,
                                            as Managing Member

                                        By:   /s/ JOHN BURBANK
                                            -----------------------------
                                            John Burbank,
                                            Managing Member

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                                   PASSPORT HOLDINGS, LLC

                                        By: PASSPORT CAPITAL, LLC,
                                            as Managing Member

                                        By:   /s/ JOHN BURBANK
                                            -----------------------------
                                            John Burbank,
                                            Managing Member

                                   PASSPORT MANAGEMENT, LLC

                                        By: PASSPORT CAPITAL, LLC,
                                            as Managing Member

                                        By:   /s/ JOHN BURBANK
                                            -----------------------------
                                            John Burbank,
                                            Managing Member

                                   PASSPORT CAPITAL, LLC

                                        By:   /s/ JOHN BURBANK
                                            -----------------------------
                                            John Burbank,
                                            Managing Member

                                              /s/ JOHN BURBANK
                                            -----------------------------
                                            John Burbank